                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Southdown, Inc. on Form S-8 of our report dated January 27, 1998, appearing in the Annual Report on Form 10-K of Southdown, Inc. for the year ended December 31, 1997.

DELOITTE & TOUCHE LLP

Houston, Texas
July 17, 1998